EXHIBIT 4(s)
This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                  Citrus County

        KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Citrus County, Florida:

1.        That  certain  Mortgage and  Security  Agreement  dated July 14, 1993, recorded July 26, 1993 in Official Records Book 992 at Pages 350 through 395, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 995, at Pages 1290 through 1310; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 998, at Pages 2071 through 2075; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 1002, at Pages 468 through 473; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 1022, at Pages 1654 through 1659; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 1022, at Pages 1660 through 1665, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 992 at Pages 335 through 349;



                                 Page One of Two

     HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

     Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]


Signed, sealed and delivered
 in the presence of:                      SELEX INTERNATIONAL B.V.,
                                          a company organized under the laws of
                                          the Netherlands
/s/ Sharon Hummerhielm
-------------------------------
Witness: Sharon Hummerhielm


/s/ Nancy Roche                           By:/s/ Rudy M. Gram
-------------------------------              -------------------------------
Witness: Nancy Roche                         RUDY M. GRAM, Attorney-In-Fact
                                             49 Shores Boulevard,
                                             St. Augustine Shores, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GR M, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                             /s/ Nancy Roche
                                             -----------------------------------
                                                                   Notary Public



                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                 Collier County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Collier County, Florida:

1. That certain Mortgage and Security Agreement dated July 14, 1993, recorded July 26, 1993 in Official Records Book 1848 at Pages 2340 through 2382, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 1856, at Pages 2249 through 2269; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 1864, at Pages 1111 through 1115; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 1872, at Pages 532 through 537; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 1919, at Pages 1301 through 1306; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 1919, at Pages 1307 through 1312, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 1848 at Pages 2383 through 2394;



                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:

                                           SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands
/s/ Sharon Hummerhielm
-------------------------------
Witness Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
-------------------------------               ---------------------------------
Witness                                       RUDY M. GRAM, Attorney-In-Fact
                                              49 Shores Boulevard,
                                              St. Augustine Shores, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                             /s/ Nancy Roche
                                             -----------------------------------
                                                                  Notary Public


                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                 Hernando County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Hernando County, Florida:

1. That certain Mortgage and Security Agreement dated July 14, 1993, recorded July 26, 1993 in Official Records Book 923 at Pages 1299 through 1341, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 927, at Pages 408 through 428; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 930, at Pages 1919 through 1923; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 934, at Pages 1130 through 1135; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 956, at Pages 1275 through 1280; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 956, at Pages 1281 through 1286, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 923 at Pages 1342 through 1353;


                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:

                                           SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands
/s/ Sharon Hummerhielm
-------------------------------
Witness  Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
-------------------------------               ---------------------------------
Witness Nancy Roche                           RUDY M. GRAM, Attorney-In-Fact
                                              49 Shores Boulevard,
                                              St. Augustine Shores, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                             /s/ Nancy Roche
                                             -----------------------------------
                                                                   Notary Public



                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                  Marion County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Marion County, Florida:

1. That certain Mortgage and Security Agreement dated July 14, 1993, recorded July 26, 1993 in Official Records Book 1944 at Pages 1382 through 1478, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 1951, at Pages 1168 through 1242; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 1958, at Pages 382 through 386; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 1965, at Pages 1130 through 1135; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 2010, at Pages 1063 through 1068; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 2010, at Pages 1069 through 1074, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 1944 at Pages 1479 through 1544;



                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:

                                           SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands
/s/ Sharon Hummerhielm
-----------------------------
Witness  Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
-----------------------------                 ---------------------------------
Witness Nancy Roche                           RUDY M. GRAM, Attorney-In-Fact
                                              49 Shores Boulevard,
                                              St. Augustine Shores, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Nethe lands, on behalf of the corporation. He is personally known to me.

                                             /s/ Nancy Roche
                                            ------------------------------------
                                                                   Notary Public



                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                St. Johns County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of St. Johns County, Florida:

1. That certain Mortgage and Security Agreement dated July 14, 1993, recorded July 26, 1993 in Official Records Book 1003 at Pages 706 through 764, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 1006, at Pages 1615 through 1649; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 1010, at Pages 1436 through 1440; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 1014, at Pages 1228 through 1233; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 1040, at Pages 798 through 803; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 1040, at Pages 804 through 809, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 1944 at Pages 1479 through 1544;



                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.



                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:                       SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands

/s/ Sharon Hummerhielm
------------------------------
Witness  Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
------------------------------                -------------------------------
Witness  Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
                                              49 Shores Boulevard,
                                              St. Augustine Shores, FL 32086

STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by cDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                              /s/ Nancy Roche
                                              ----------------------------------
                                                                  Notary Public



                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                 Volusia County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Volusia County, Florida:

1. That certain Mortgage and Security Agreement dated July 14, 1993, recorded July 26, 1993 in Official Records Book 3844 at Pages 4160 through 4218, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 3851, at Pages 359 through 378; Second Notice of Future Advance, dated August 19, 1993, recorded September 13, 1993 in Official Records Book 3857, at Pages 2576 through 2580; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 6, 1993 in Official Records Book 3864, at Pages 441 through 446; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 2, 1994 in Official Records Book 3903, at Pages 441 through 446; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 2, 1994 in Official Records Book 3903, at Pages 447 through 452, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 3844 at Pages 4219 through 4246;


                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:

                                           SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands

/s/ Sharon Hummerhielm
----------------------------------
Witness  Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
----------------------------------            ---------------------------------
Witness                                        RUDY M. GRAM, Attorney-In-Fact
                                               49 Shores Boulevard,
                                               St. Augustine Shores, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                                /s/ Nancy Roche
                                               ---------------------------------
                                                                  Notary Public





                                 Page Two of Two

This instrument prepared by:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P. A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

                SATISFACTION OF MORTGAGE and FINANCING STATEMENT
                ------------------------------------------------
                                Washington County

     KNOW ALL MEN BY THESE PRESENTS, that SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, (Mortgagee), is the owner and holder of a certain mortgage deed executed by THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO, INC, DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., and THREE SEASONS CORPORATION, all Florida corporations, 999 Brickell Avenue, Suite 700, Miami, FL 33131 ("Mortgagor") in favor of SELEX INTERNATIONAL, B. V. a Netherlands corporation, securing a certain Balloon Promissory Note in the principal sum of $550,000.00 dated as of July 14, 1993 ("Original Note"); a Future Advance Balloon Promissory
Note in the principal amount of $170,000.00 dated as of August 5, 1993 (the "Second Note"); a Future Advance Balloon Promissory Note dated as of August 19, 1993 in the principal amount of $1,000,000.00 ("Third Note"); a Future Advance Balloon Promissory Note dated as of September 29, 1993 in the principal amount of $1,510,000.00 (the "Fourth Note"); a Future Advance Balloon Promissory Note dated as of November 11, 1993 in the original principal amount of $790,00.00
(the "Fifth Note"); and a Future Advance Promissory Note in the original principal amount of $300,000.00 dated December 30, 1993 ("Sixth Note"); and all promises and obligations set forth in said mortgage, and any further encumbrances upon the property described in said mortgage and modifications, recorded as follows in the Public Records of Washington County, Florida:

1.        That  certain  Mortgage and  Security  Agreement  dated July 14, 1993, recorded July 26, 1993 in Official Records Book 260 at Pages 910 through 1166, in the original principal amount of $550,000.00; and Notice of Future Advance and Corrective Mortgage Modification, dated August 5, 1993, recorded August 18, 1993 in Official Records Book 260, at Pages 2227 through 2424; Second Notice of Future Advance, dated August 19, 1993, recorded September 14, 1993 in Official Records Book 261, at Pages 718 through 722; Third Notice of Future Advance, dated September 29, 1993, in amount of $1,510,000.00, recorded October 15, 1993 in Official Records Book 261, at Pages 1645 through 1650; Fourth Notice of Future Advance, dated December 30, 1993, recorded March 9, 1994 in Official Records Book 263, at Pages 1459 through 1464; Fifth Notice of Future Advance, dated December 30, 1993, in amount of $300,000.00, recorded March 9, 1994 in Official Records Book 263, at Pages 1465 through 1470, and any further amendments or modifications thereof.

2. That certain Financing Statement recorded July 26, 1993, in Official Records Book 260 at Pages 1167 through 1393;



                                 Page One of Two

         HEREBY ACKNOWLEDGES full payment and satisfaction of said notes and mortgage deed, and surrender the same as cancelled and hereby directs the Clerk of the said Court to cancel the same of record.

         Witness my hand and seal this 13 day of November, 1997.


                                                                          [Seal]
Signed, sealed and delivered
 in the presence of:

                                           SELEX INTERNATIONAL B.V.,
                                           a company organized under the laws of
                                           the Netherlands
/s/ Sharon Hummerhielm
----------------------------------
Witness  Sharon Hummerhielm


/s/ Nancy Roche                            By:/s/ Rudy M. Gram
----------------------------------            ---------------------------------
Witness  Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
                                              49 Shores Boulevard,
                                              St. Augustine Shores, FL 32086

STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for SELEX INTERNATIONAL B.V., a company organized under the laws of the Netherlands, on behalf of the corporation. He is personally known to me.


                                              /s/ Nancy Roche
                                              ----------------------------------
                                                                  Notary Public




                                 Page Two of Two